Exhibit 99.1

Jennifer Han

(914) 288-8100

ACADIA REALTY TRUST REPORTS FIRST QUARTER OPERATING RESULTS

•
GAAP Net Earnings of $0.03
•
FFO Before Special Items of $0.33
•
Same-Property NOI Growth of 5.7% Driven by the Street Portfolio
•
Street Rent Spreads of 37% (16% Overall Core Portfolio)

RYE, NY (April 29, 2024) - Acadia Realty Trust (NYSE: AKR) (“Acadia” or the “Company”) today reported operating results for the quarter ended March 31, 2024. For the quarter ended March 31, 2024, net earnings per share was $0.03. All per share amounts are on a fully-diluted basis, where applicable. Acadia operates a high-quality core real estate portfolio ("Core" or "Core Portfolio"), in the nation's most dynamic retail corridors, along with a fund business ("Funds") that targets opportunistic and value-add investments.

Kenneth F. Bernstein, President and CEO of Acadia Realty Trust, commented:

“Once again, we delivered same-property NOI growth in excess of 5% which we have achieved for the past twelve quarters. With the ongoing rebound playing out in the nation's must-have street retail corridors, we are well poised for above trend multi-year internal growth. Additionally, we are in active discussions on several exciting and actionable investment opportunities. Through the equity raise completed during the quarter along with the extension and expansion of our corporate facility, our balance sheet positions us well to go on offense."

first Quarter and recent Highlights

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NAREIT FFO per share of $0.28 and FFO Before Special Items per share of $0.33
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Reaffirmed 2024 guidance for FFO Before Special Items
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Same-property NOI growth was 5.7% for the first quarter driven by the Street Portfolio
•
New Core GAAP and cash rent spreads of 34% and 16%, respectively, for the first quarter, driven by a 37% cash spread on a Street lease in Washington, D.C.
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Core Signed Not Open ("SNO") Pipeline (excluding redevelopments) increased to $7.7 million of annual base rents at March 31, 2024 (compared to $7.0 million at December 31, 2023), representing approximately 5.5% of in-place rents
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Balance Sheet:
o
Post quarter-end, the Company completed an extension and expansion of its unsecured credit facility at existing credit spreads
o
No significant Core debt maturities until 2028, along with interest rate swap protection until mid-2027

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o
Improved its Core Net Debt-to-EBITDA by 0.6x during the quarter

FINANCIAL RESULTS

A complete reconciliation, in dollars and per share amounts, of (i) net income attributable to Acadia to FFO (as defined by NAREIT and Before Special Items) attributable to common shareholders and common OP Unit holders and (ii) operating income to NOI is included in the financial tables of this release. Amounts discussed below are net of noncontrolling interests and all per share amounts are on a fully-diluted basis.

Net Income

•
Net income for the quarter ended March 31, 2024 was $3.0 million, or $0.03 per share.
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This compares with net income of $13.1 million, or $0.14 per share for the quarter ended March 31, 2023.

NAREIT FFO

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NAREIT FFO for the quarter ended March 31, 2024 was $31.0 million, or $0.28 per share.
•
This compares with NAREIT FFO of $40.7 million, or $0.40 per share, for the quarter ended March 31, 2023.

FFO Before Special Items

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FFO Before Special Items for the quarter ended March 31, 2024 was $37.0 million, or $0.33 per share, which includes $4.0 million, or $0.04 per share, of realized investment gains (175,000 shares of Albertsons' stock sold at an average price of $22.86 per share).
•
This compares with FFO Before Special Items of $40.7 million, or $0.40 per share for the quarter ended March 31, 2023.

Amounts reflected in the above Net Income, NAREIT FFO and FFO Before Special Items include $0.11 per share for the quarter ended March 31, 2023 from the receipt of Acadia's share of the Albertsons Special Dividend and $0.03 per share for the quarter ended March 31, 2024 from a previously anticipated payment related to a terminated disposition.

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CORE PORTFOLIO PERFORMANCE

Same-Property NOI

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Same-property NOI growth, excluding redevelopments, increased 5.7% for the first quarter, driven by the Street Portfolio.

Leasing and Occupancy Update

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For the quarter ended March 31, 2024, conforming GAAP and cash leasing spreads on new leases were 34% and 16%, respectively, driven by a 37% cash spread in Washington, D.C.
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As of March 31, 2024, the Core Portfolio was 94.4% leased and 91.8% occupied compared to 95.0% leased and 93.0% occupied as of December 31, 2023. Approximately 70 bps of the decline in occupancy was due to the expiration of a locally operated anchor in a suburban shopping center. The leased rate includes space that is leased but not yet occupied and excludes development and redevelopment properties.
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Core SNO (excluding redevelopments) increased to $7.7 million of annual base rents at March 31, 2024 (compared to $7.0 million at December 31, 2023), representing approximately 5.5% of in-place rents.

BALANCE SHEET

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Extension and Expansion of $750 Million Unsecured Credit Facility: Completed in April 2024, the new four-year term extends the maturity to 2028 (with two additional six-month extension options to 2029). The facility was oversubscribed and maintained the pricing spread and improved its financial covenant package.
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No Significant Core Debt Maturities until 2028: 4.1%, 5.9%, and 5.8% of Core debt maturing in 2024, 2025 and 2026, respectively, after giving effect for the credit facility recast.
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Limited Interest Rate Exposure: $845 million of Core notional swap agreements with various maturities through 2030 provide the Company with virtually no base interest rate exposure within its Core Portfolio until 2027.
•
Debt-to-EBITDA Metrics Improved: Core Net Debt-to-EBITDA declined to 6.1x at March 31, 2024 from 6.7x at December 31, 2023. Refer to the first quarter 2024 supplemental information package for reconciliations and details on ratios.
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Equity Issuance Activity: Issued approximately 7 million shares for net proceeds of approximately $115 million.

TRANSACTIONAL ACTIVITY

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The Company is under contract to sell one of its Core suburban assets for a gross purchase price of approximately $50 million to an institutional investor. The Company

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anticipates closing in the second quarter of 2024. Acadia expects to retain a 5% ownership interest along with continued management responsibilities, entitling it to earn customary fees in addition to a promoted interest. The Company and the institutional partner intend to pursue additional retail investment opportunities.
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In addition, the Company has one asset under agreement for purchase that it intends to fund through its institutional relationships.
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2207 & 2208-2216 Fillmore, San Francisco, California. In April 2024, Fund IV completed the disposition of 2207 & 2208-2216 Fillmore, two street retail assets, for $14.1 million and repaid the mortgage of $6.4 million.

The above-mentioned property transactions are subject to customary closing conditions and market uncertainty. No assurance can be given that the Company will successfully close on any of these transactions.

CONFERENCE CALL

Management will conduct a conference call on Tuesday, April 30, 2024 at 11:00 AM ET to review the Company’s earnings and operating results. Participant registration and webcast information is listed below.

Live Conference Call:
Date:	Tuesday, April 30, 2024
Time:	11:00 AM ET
Participant call:	First Quarter 2024 Dial-In
Participant webcast:	First Quarter 2024 Webcast
Webcast Listen-only and Replay:	www.acadiarealty.com/investors under Investors, Presentations & Events

The Company uses, and intends to use, the Investors page of its website, which can be found at https://www.acadiarealty.com/investors, as a means of disclosing material nonpublic information and of complying with its disclosure obligations under Regulation FD, including, without limitation, through the posting of investor presentations and certain portfolio updates. Additionally, the Company also uses its LinkedIn profile to communicate with its investors and the public. Accordingly, investors are encouraged to monitor the Investors page of the Company's website and its LinkedIn profile, in addition to following the Company’s press releases, SEC filings, public conference calls, presentations and webcasts.

About Acadia Realty Trust

Acadia Realty Trust is an equity real estate investment trust focused on delivering long-term, profitable growth. Acadia operates a high-quality core real estate portfolio ("Core" or "Core Portfolio"), in the nation's most dynamic retail corridors, along with a fund business ("Funds") that

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targets opportunistic and value-add investments. Acadia Realty Trust is accomplishing this goal by building a best-in-class core real estate portfolio with meaningful concentrations of assets in the nation’s most dynamic corridors; making profitable opportunistic and value-add investments through its series of discretionary, institutional funds; and maintaining a strong balance sheet. For further information, please visit www.acadiarealty.com.

Safe Harbor Statement

Certain statements in this press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by the use of words, such as “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project,” or the negative thereof, or other variations thereon or comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the Company's actual results and financial performance to be materially different from future results and financial performance expressed or implied by such forward-looking statements, including, but not limited to: (i) macroeconomic conditions, including due to geopolitical conditions and instability, which may lead to a disruption of or lack of access to the capital markets, disruptions and instability in the banking and financial services industries and rising inflation; (ii) the Company’s success in implementing its business strategy and its ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions and investments; (iii) changes in general economic conditions or economic conditions in the markets in which the Company may, from time to time, compete, and their effect on the Company’s revenues, earnings and funding sources; (iv) increases in the Company’s borrowing costs as a result of rising inflation, changes in interest rates and other factors; (v) the Company’s ability to pay down, refinance, restructure or extend its indebtedness as it becomes due; (vi) the Company’s investments in joint ventures and unconsolidated entities, including its lack of sole decision-making authority and its reliance on its joint venture partners’ financial condition; (vii) the Company’s ability to obtain the financial results expected from its development and redevelopment projects; (viii) the ability and willingness of the Company's tenants to renew their leases with the Company upon expiration, the Company’s ability to re-lease its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant, and obligations the Company may incur in connection with the replacement of an existing tenant; (ix) the Company’s potential liability for environmental matters; (x) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (xi) the economic, political and social impact of, and uncertainty surrounding, any public health crisis, such as the COVID-19 Pandemic, which adversely affected the Company and its tenants’ business, financial condition, results of operations and liquidity; (xii) uninsured losses; (xiii) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; (xiv) information technology security breaches, including increased cybersecurity risks relating to the use of remote technology; (xv) the loss of key executives; and (xvi) the accuracy of the Company’s methodologies and estimates regarding environmental, social and governance (“ESG”) metrics, goals and targets, tenant willingness and ability to collaborate

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towards reporting ESG metrics and meeting ESG goals and targets, and the impact of governmental regulation on its ESG efforts.

The factors described above are not exhaustive and additional factors could adversely affect the Company’s future results and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other periodic or current reports the Company files with the SEC. Any forward-looking statements in this press release speak only as of the date hereof. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any changes in the Company’s expectations with regard thereto or changes in the events, conditions or circumstances on which such forward-looking statements are based.

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ACADIA REALTY TRUST AND SUBSIDIARIES

Consolidated Statements of Operations (1)

(Unaudited, Dollars and Common Shares and Units in thousands, except per share amounts)

	Three Months Ended March 31,
	2024	2023
Revenues
Rental income	$86,037	$80,737
Other	5,319	1,102
Total revenues	91,356	81,839

Expenses
Depreciation and amortization	34,940	33,173
General and administrative	9,768	9,946
Real estate taxes	12,346	11,479
Property operating	19,096	15,133
Total expenses	76,150	69,731

Loss related to a previously disposed property	(1,198)	—
Operating income	14,008	12,108
Equity in (losses) earnings of unconsolidated affiliates	(312)	29
Interest income	5,238	4,818
Realized and unrealized holding (losses) gains on investments and other	(2,051)	26,757
Interest expense	(23,709)	(21,587)
(Loss) income from continuing operations before income taxes	(6,826)	22,125
Income tax provision	(31)	(123)
Net (loss) income	(6,857)	22,002
Net loss attributable to redeemable noncontrolling interests	2,554	2,075
Net loss (income) attributable to noncontrolling interests	7,572	(10,717)
Net income attributable to Acadia shareholders	$3,269	$13,360

Less: net income attributable to participating securities	(288)	(243)
Net income attributable to Common Shareholders - basic earnings per share	$2,981	$13,117
Income from continuing operations net of income attributable to participating securities for diluted earnings per share	$2,981	$13,117

Weighted average shares for basic earnings per share	102,128	95,189
Weighted average shares for diluted earnings per share	102,128	95,189

Net earnings per share - basic (2)	$0.03	$0.14
Net earnings per share - diluted (2)	$0.03	$0.14

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ACADIA REALTY TRUST AND SUBSIDIARIES

Reconciliation of Consolidated Net Income to Funds from Operations (1,3)

(Unaudited, Dollars and Common Shares and Units in thousands, except per share amounts)

	Three Months Ended March 31,
	2024	2023

Net income attributable to Acadia	$3,269	$13,360

Depreciation of real estate and amortization of leasing costs (net of noncontrolling interests' share)	27,087	26,444
Loss on disposition of properties (net of noncontrolling interests' share)	275	—
Income attributable to Common OP Unit holders	203	794
Distributions - Preferred OP Units	123	123
Funds from operations attributable to Common Shareholders and Common OP Unit holders - Diluted	$30,957	$40,721

Adjustments for Special Items:
Unrealized holding loss (gain) (net of noncontrolling interest share) (4)	2,015	(66)
Realized gain	3,994	—
Funds from operations before Special Items attributable to Common Shareholders and Common OP Unit holders	$36,966	$40,655

Funds From Operations per Share - Diluted
Basic weighted-average shares outstanding, GAAP earnings	102,128	95,189
Weighted-average OP Units outstanding	7,717	6,885
Assumed conversion of Preferred OP Units to common shares	464	464
Assumed conversion of LTIP units and restricted share units to common shares	742	1
Weighted average number of Common Shares and Common OP Units	111,051	102,539

Diluted Funds from operations, per Common Share and Common OP Unit	$0.28	$0.40

Diluted Funds from operations before Special Items, per Common Share and Common OP Unit	$0.33	$0.40

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ACADIA REALTY TRUST AND SUBSIDIARIES

Reconciliation of Consolidated Operating Income to Net Property Operating Income (“NOI”) (1)

(Unaudited, Dollars in thousands)

	Three Months Ended March 31,
	2024	2023

Consolidated operating income	$14,008	$12,108
Add back:
General and administrative	9,768	9,946
Depreciation and amortization	34,940	33,173
Loss on disposition of properties	1,198	—
Less:
Above/below market rent, straight-line rent and other adjustments	(4,608)	(2,242)
Consolidated NOI	55,306	52,985

Redeemable noncontrolling interest in consolidated NOI	(204)	(1,217)
Noncontrolling interest in consolidated NOI	(17,768)	(14,475)
Less: Operating Partnership's interest in Fund NOI included above	(5,341)	(5,037)
Add: Operating Partnership's share of unconsolidated joint ventures NOI (5)	3,961	3,959
Core Portfolio NOI	$35,954	$36,215

Reconciliation of Same-Property NOI

(Unaudited, Dollars in thousands)

	Three Months Ended March 31,
	2024	2023
Core Portfolio NOI	$35,954	$36,215
Less properties excluded from Same-Property NOI	(3,926)	(5,900)
Same-Property NOI	$32,028	$30,315

Percent change from prior year period	5.7%

Components of Same-Property NOI:
Same-Property Revenues	$46,143	$43,782
Same-Property Operating Expenses	(14,115)	(13,467)
Same-Property NOI	$32,028	$30,315

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ACADIA REALTY TRUST AND SUBSIDIARIES

Consolidated Balance Sheets (1)

(Unaudited, Dollars in thousands, except shares)

	As of
	March 31, 2024	December 31, 2023
ASSETS
Investments in real estate, at cost
Land	$871,084	$872,228
Buildings and improvements	3,137,273	3,128,650
Tenant improvements	264,548	257,955
Construction in progress	22,884	23,250
Right-of-use assets - finance leases	58,637	58,637
	4,354,426	4,340,720
Less: Accumulated depreciation and amortization	(854,731)	(823,439)
Operating real estate, net	3,499,695	3,517,281
Real estate under development	96,594	94,799
Net investments in real estate	3,596,289	3,612,080
Notes receivable, net ($1,416 and $1,279 of allowance for credit losses as of March 31, 2024 and December 31, 2023, respectively)	118,877	124,949
Investments in and advances to unconsolidated affiliates	198,702	197,240
Other assets, net	212,699	208,460
Right-of-use assets - operating leases, net	28,348	29,286
Cash and cash equivalents	18,795	17,481
Restricted cash	8,119	7,813
Marketable securities	27,274	33,284
Rents receivable, net	51,532	49,504
Assets of properties held for sale	11,147	11,057
Total assets	$4,271,782	$4,291,154

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgage and other notes payable, net	$962,468	$930,127
Unsecured notes payable, net	646,524	726,727
Unsecured line of credit	114,687	213,287
Accounts payable and other liabilities	218,116	229,375
Lease liability - operating leases	30,620	31,580
Dividends and distributions payable	19,978	18,520
Distributions in excess of income from, and investments in, unconsolidated affiliates	7,858	7,982
Total liabilities	2,000,251	2,157,598
Commitments and contingencies
Redeemable noncontrolling interests	45,462	50,339
Equity:
Acadia Shareholders' Equity
Common shares, $0.001 par value per share, authorized 200,000,000 shares, issued and outstanding 103,155,933 and 95,361,676 shares, respectively	103	95
Additional paid-in capital	2,078,295	1,953,521
Accumulated other comprehensive income	46,942	32,442
Distributions in excess of accumulated earnings	(364,440)	(349,141)
Total Acadia shareholders’ equity	1,760,900	1,636,917
Noncontrolling interests	465,169	446,300
Total equity	2,226,069	2,083,217
Total liabilities, redeemable noncontrolling interests, and equity	$4,271,782	$4,291,154

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ACADIA REALTY TRUST AND SUBSIDIARIES

Notes to Financial Highlights:

1.
For additional information and analysis concerning the Company’s balance sheet and results of operations, reference is made to the Company’s quarterly supplemental disclosures for the relevant periods furnished on the Company's Current Report on Form 8-K, which is available on the SEC's website at www.sec.gov and on the Company’s website at www.acadiarealty.com.
2.
Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common shares of the Company were exercised or converted into common shares. The effect of the conversion of units of limited partnership interest (“OP Units”) in Acadia Realty Limited Partnership, the operating partnership of the Company (the “Operating Partnership”), is not reflected in the above table; OP Units are exchangeable into common shares on a one-for-one basis. The income allocable to such OP units is allocated on the same basis and reflected as noncontrolling interests in the consolidated financial statements. As such, the assumed conversion of these OP Units would have no net impact on the determination of diluted earnings per share.
3.
The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and net property operating income (“NOI”) to be appropriate supplemental disclosures of operating performance for an equity REIT due to their widespread acceptance and use within the REIT and analyst communities. In addition, the Company believes that given the atypical nature of certain unusual items (as further described below), “FFO Before Special Items” is also an appropriate supplemental disclosure of operating performance. FFO, FFO Before Special Items and NOI are presented to assist investors in analyzing the performance of the Company. The Company believes they are helpful as they exclude various items included in net income (loss) that are not indicative of operating performance, such as (i) gains (losses) from sales of real estate properties; (ii) depreciation and amortization and (iii) impairment of depreciable real estate properties. In addition, NOI excludes interest expense and FFO Before Special Items excludes certain unusual items (as further described below). The Company’s method of calculating FFO, FFO Before Special Items and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Neither FFO nor FFO Before Special Items represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”), or are indicative of cash available to fund all cash needs, including distributions. Such measures should not be considered as an alternative to net income (loss) for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.
a.
Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP) excluding:
i.
gains (losses) from sales of real estate properties;
ii.
depreciation and amortization;
iii.
impairment of real estate properties;
iv.
gains and losses from change in control; and
v.
after adjustments for unconsolidated partnerships and joint ventures.
b.
Also consistent with NAREIT’s definition of FFO, the Company has elected to include: the impact of the unrealized holding gains (losses) incidental to its main business, including those related to its RCP investments such as Albertsons in FFO.
c.
FFO Before Special Items begins with the NAREIT definition of FFO and adjusts FFO (or as an adjustment to the numerator within its earnings per share calculations) to take into account FFO without regard to certain unusual items including:
i.
charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio;

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ii.
the impact of the unrealized holding gains (losses) incidental to its main business, including those related to its Retailer Controlled Property Venture ("RCP") investments such as Albertsons; and
iii.
any realized income or gains from the Company’s investment in Albertsons.
4.
The Company defines Special Items to include (i) unrealized holding losses or gains (net of noncontrolling interest share) on investments and (ii) other costs that do not occur in the ordinary course of our underwriting and investing business.
5.
The pro-rata share of NOI is based upon the Operating Partnership’s stated ownership percentages in each venture or Fund’s operating agreement and does not include the Operating Partnership's share of NOI from unconsolidated partnerships and joint ventures within the Funds.

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